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                                                          EXHIBIT 99.1



                       CERTIFICATION PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Resources Accrued Mortgage Investors L.P. - Series 86 (the "Partnership"), on Form 10-KSB for the annual period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


Date: March 26, 2003                         /s/ Michael L. Ashner
                                             -----------------------------------
                                             Michael L. Ashner
                                             Chief Executive Officer


Date: March 26, 2003                         /s/ Carolyn Tiffany
                                             -----------------------------------
                                             Carolyn Tiffany
                                             Chief Financial Officer